UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

RANGER OIL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-13283	23-1184320
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

16285 Park Ten Place, Suite 500 Houston, Texas	77084
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (713) 722-6500

Penn Virginia Corporation

(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value	ROCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 17, 2021, Ranger Oil Corporation (formerly known as Penn Virginia Corporation) (“Ranger” or the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, to provide an operational and financial update through the third quarter of 2021 and an update on the Name Change (as defined below) and the related rebranding of the Company.

In accordance with General Instruction B.2 of Form 8-K, except as required by law, the information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 14, 2021, following approval by the Company’s Board of Directors (the “Board”), the Company filed Articles of Amendment to its Fourth Amended and Restated Articles of Incorporation (the “Articles of Amendment”) with the State Corporation Commission of the Commonwealth of Virginia to effect a change of the Company’s name from “Penn Virginia Corporation” to “Ranger Oil Corporation”, effective October 14, 2021 (the “Name Change”).

On October 14, 2021, the Board also adopted an Amendment to the Seventh Amended and Restated Bylaws of the Company to reflect the Name Change (the “Bylaws Amendment”).

The Name Change does not affect the rights of the Company’s shareholders.

The foregoing descriptions of the Articles of Amendment and Bylaws Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Articles of Amendment and Bylaws Amendment, copies of which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Item 8.01	Other Events.

Effective October 18, 2021, the Company’s Class A common stock, par value $0.01 per share, began trading under the NASDAQ ticker symbol “ROCC.”

In connection with the Name Change, the Company launched a new corporate website: www.rangeroil.com. The Company’s investor relations information, including press releases and links to the Company’s SEC filings, will now be found on this website. The Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, and the Company’s corporate governance documents, including the charters of the committees of the Company’s board of directors, Corporate Governance Guidelines and Code of Business Conduct and Ethics, are available on this website. Any amendment to or waivers of the Code of Business Conduct and Ethics will be disclosed on this website.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description

3.1	Articles of Amendment, dated as of October 14, 2021, to the Fourth Amended and Restated Articles of Incorporation of Ranger Oil Corporation.

Exhibit No.	Description

3.2	Amendment to the Seventh Amended and Restated Bylaws of Ranger Oil Corporation, effective October 14, 2021.

99.1	Press Release issued October 17, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGER OIL CORPORATION

Date: October 19, 2021

/s/ Katherine Ryan
Katherine Ryan
Vice President, Chief Legal Counsel and Corporate Secretary